Property and Equipment, net - Additional Information (Detail) - LCP Edge Intermediate, Inc. [Member] - USD ($) $ in Millions	3 Months Ended		12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Depreciation expense	$ 0.7	$ 0.6	$ 2.6	$ 1.4	$ 0.6
Cost of Sales [Member]
Depreciation expense	0.3	0.3	1.2	0.7	0.3
General and Administrative Expense [Member]
Depreciation expense	$ 0.4	$ 0.3	$ 1.4	$ 0.7	$ 0.3